Cambria ETF Trust

Cambria Global Value ETF (GVAL)

Supplement dated June 13, 2016 to the
Statement of Additional Information (“SAI”) dated September 1, 2015

Effective June 16, 2016, the Standard Transaction Fee for the Cambria Global Value ETF, noted under “Transaction Fees” in the “Transactions in Creation Units” section of the SAI, is $3,500. The Transaction Fee may be higher for transactions outside the Clearing Process.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE